Exhibit 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report on Form 20-F of CTW (the “Company”) for the fiscal year ended July 31, 2026 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Ryuichi Sasaki, Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1) The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Ryuichi Sasaki
Ryuichi Sasaki
Chief Executive Officer
(Principal Executive Officer)

October 16, 2026